Exhibit 99.1
NEWS RELEASE
CENTRACORE PROPERTIES TRUST REPORTS
FOURTH QUARTER 2005 EARNINGS
Palm Beach Gardens, Fla. — March 2, 2006 — CentraCore Properties Trust (NYSE: CPV), a real estate investment trust (REIT), today announced operating results for the quarter and year ended December 31, 2005.
Net income for the quarter ended December 31, 2005 was $4.5 million, or $0.41 per diluted share on revenue of $7.1 million, compared to net income of $9.5 million, or $0.86 per diluted share, on revenue of $6.8 million for the quarter ended December 31, 2004. Net income for the quarter ended December 31, 2004 included a net gain on the sale of the Mountain View and Pamlico facilities of approximately $5.0 million. Funds from operations (the non-GAAP financial measure described and reconciled below) for the quarter ended December 31, 2005 was $6.0 million, or $0.54 per diluted share, compared to $6.0 million, or $0.54 per diluted share, for the fourth quarter of 2004.
Net income for the year ended December 31, 2005 was $18.1 million, or $1.63 per diluted share on revenue of $28.1 million, compared to net income of $23.7 million, or $2.14 per diluted share, on revenue of $27.1 million for the year ended December 31, 2004. Net income for the year ended December 31, 2004 included a net gain on the sale of the Mountain View and Pamlico facilities of approximately $5.0 million. Funds from operations for the year ended December 31, 2005 was $23.9 million, or $2.16 per diluted share, compared to $25.5 million, or $2.30 per diluted share, for the year ended December 31, 2004
Charles R. Jones, President and CEO, stated, “I am pleased with our operating results in 2005. We also implemented important business development initiatives during the year, including expanding our property types and changing the Company’s name.”
CentraCore Properties Trust will conduct an open conference call with analysts and shareholders at 3:00 P.M. (EST) on March 2, 2006 to discuss its operating results for the fourth quarter of 2005 and to present 2006 guidance.
To listen to the audio webcast live, interested parties may go to the following website at least 15 minutes prior to the event to register, download and install any necessary audio software. For those unable to listen to the live webcast, a replay will be available for one week at:
http://phx.corporate-ir.net/playerlink.zhtml?c=93191&s=wm&e=1208373
Interested parties who would like to participate in the teleconference may do so by calling the following telephone number at 2:45 P.M. (EST) on March 2, 2006:

Participant Dial-In Number:	(866) 814 — 1917

Conference ID Number:	851862

Those who wish to listen to a telephone replay may do so by calling:

Replay Number:	(888) 266 — 2081
Conference ID Number:	851862
The telephone replay will be available 24 hours a day, starting at 6:30 P.M. (EST) on March 2, 2006, through 12:00 A.M. (EST) on March 10, 2006.
CentraCore Properties Trust (“CPT” or the “Company”), based in Palm Beach Gardens, Fla., was formed in February 1998 to capitalize on the growing trend toward privatization in the corrections industry. CPT has expanded its scope to include essential purpose government real estate projects outside the corrections sector, including mental health and higher education facilities. CPT is dedicated to ownership of properties under long-term, triple-net leases, which minimizes occupancy risk and development risk. CPT currently owns 13 correctional facilities in nine states, all of which are leased, with an aggregate completed design capacity of 7,556 beds.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are qualified in their entirety by cautionary statements and risk factors disclosure contained in certain of the Company’s Securities and Exchange Commission filings. For a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release, refer to documents that the Company files from time to time with the Securities and Exchange Commission. Such filings include the Company’s Form 10-K for the fiscal year ended December 31, 2004 and subsequent periodic reports. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
Contact: CentraCore Properties Trust Shareholder Services (561) 630-6336, or access Company information at www.CentraCorePropertiesTrust.com,

CENTRACORE PROPERTIES TRUST
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED
DECEMBER 31, 2005 AND DECEMBER 31, 2004
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(Unaudited)

	THREE MONTHS		TWELVE MONTHS
	ENDED DECEMBER 31,		ENDED DECEMBER 31,
	2005	2004	2005	2004
Revenue
Rental	$7,067	$6,815	$27,945	$27,076
Interest	7	21	108	28

	7,074	6,836	28,053	27,104

Expenses
Depreciation	1,477	1,449	5,859	5,795
General and administrative	789	815	3,025	2,684
Interest	274	278	1,106	1,130

	2,540	2,542	9,990	9,609

Income from continuing operations	4,534	4,294	18,063	17,495

Discontinued operations:
Income from operations of discontinued facilities (including net gain on sale of $4,969 in 2004)	—	5,230	—	6,175

Net income	$4,534	$9,524	$18,063	$23,670

Basis net income per common share
Continuing operations	$0.41	$0.39	$1.64	$1.60
Discontinued operations	—	0.48	—	0.56

Net income per common share	$0.41	$0.87	$1.64	$2.16

Diluted net income per common share
Continuing operations	$0.41	$0.39	$1.63	$1.58
Discontinued operations	—	0.47	—	0.56

Net income per common share	$0.41	$0.86	$1.63	$2.14

Weighted average number of shares outstanding
Basic	10,992	10,987	10,991	10,980

Diluted	11,097	11,090	11,092	11,084

CENTRACORE PROPERTIES TRUST
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005 AND DECEMBER 31, 2004
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	December 31,	December 31,
	2005	2004
	(Unaudited)
Assets
Real estate properties, at cost:
Correctional and detention facilities	$257,516	$243,747
Less—accumulated depreciation	(40,078)	(34,221)

Net real estate properties	217,438	209,526
Cash and cash equivalents	414	5,004
Deferred financing costs, net	644	1,345
Corporate office, net	1,388	—
Other assets	2,535	2,441

Total assets	$222,419	$218,316

Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$4,523	$3,243
Revolving line of credit	4,500	—

Total liabilities	9,023	3,243

Commitments and contingencies

Shareholders’ equity
Preferred shares, $.001 par value; 50,000,000 shares authorized; none outstanding	—	—
Common shares, $.001 par value; 150,000,000 shares authorized; 10,997,250 and 10,992,750 shares issued and outstanding, respectively	11	11
Capital in excess of par value	220,835	220,709
Distributions in excess of accumulated earnings	(7,370)	(5,625)
Unearned compensation	(80)	(22)

Total shareholders’ equity	213,396	215,073

Total liabilities and shareholders’ equity	$222,419	$218,316

FUNDS FROM OPERATIONS
Management believes funds from operations (“FFO”) is helpful to investors as a measure of the performance of an equity REIT. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indication of the Company’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.
The Company computes FFO in accordance with the current standards established by the White Paper on Funds from Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts, which may differ from the methodology for calculating FFO utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. The White Paper defines FFO as net income (loss), computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. The Company believes that in order to facilitate a clear understanding of its consolidated operating results, FFO should be examined in conjunction with net income as presented in the unaudited consolidated financial statements for corresponding periods.
The table below presents a reconciliation of net income to FFO for the three and twelve months ended December 31, 2005 and December 31, 2004.
(Amounts in thousands, except per share amounts) (Unaudited)

	Three Months		Twelve Months
	Ended Dec. 31,		Ended Dec. 31,
	2005	2004	2005	2004
Net income	$4,534	$9,524	$18,063	$23,670
Add: Depreciation and amortization (a)	1,475	1,449	5,857	5,795

Add: Depreciation and amortization included in discontinued operations	—	—	—	964

Gain on sale of facilities	—	(4,969)	—	(4,969)

Funds from operations (“FFO”)	$6,009	$6,004	$23,920	$25,460

(a)	Excludes depreciation of the corporate office and office equipment of $2 and $0 for the three months ended December 31, 2005 and 2004, respectively, and $2 and $0 for the twelve months ended December 31, 2005 and 2004, respectively.

Weighted average shares outstanding, basic	10,992	10,987	10,991	10,980
Weighted average shares outstanding, diluted	11,097	11,090	11,092	11,084

FFO per share
Basic	$0.55	$0.55	$2.18	$2.32
Diluted	$0.54	$0.54	$2.16	$2.30

Other Information

Straight-line rents in excess of contract rents	$(2)	$54	$23	$335

Amortization of deferred financing costs	$191	$200	$771	$832

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